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                             VAN KAMPEN HARBOR FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 -- DECEMBER 31, 2008

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased     Total                      Purchased
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers           From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  -------------  ---------------
XL Capital Ltd   07/29/08       -       $25.00     $20,000,000     $34,000    0.170%     0.311%    Goldman        Goldman Sachs
PFD 10.75% due                                                                                     Sachs & Co.,
  08/15/2011                                                                                       UBS
                                                                                                   Securities
                                                                                                   LLC, ABN
                                                                                                   AMRO
                                                                                                   Incorporated,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., J.P.
                                                                                                   Morgan
                                                                                                   Securities
                                                                                                   Inc., Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc., Calyon
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   ING
                                                                                                   Financial
                                                                                                   Markets LLC,
                                                                                                   KeyBanc
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Inc.,
                                                                                                   Lazard
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
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
                                                                                                   Incorporated,
                                                                                                   BNY Mellon
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Inc., Fortis
                                                                                                   Securities
                                                                                                   LLC, Scotia
                                                                                                   Capital
                                                                                                   (USA) Inc.,
                                                                                                   UniCredit
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc., The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.

  Tyson Foods    09/09/08       -      $100.00    $450,000,000  $2,720,000    0.604%     0.131%    J.P. Morgan    Merrill Lynch
  Inc., Note                                                                                       Securities
  3.250% due                                                                                       Inc.,
  10/15/2013                                                                                       Merrill
                                                                                                   Lynch,
                                                                                                   Pierce,
                                                                                                   Fenner &
                                                                                                   Smith
                                                                                                   Incorporated,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc., Rabo
                                                                                                   Securities
                                                                                                   USA, Inc.,
                                                                                                   SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets
                                                                                                   Inc., Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Scotia
                                                                                                   Capital
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
                                                                                                   (USA) Inc.,
                                                                                                   Wachovia
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp., Daiwa
                                                                                                   Securities
                                                                                                   America
                                                                                                   Inc., Lazard
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   D.A.
                                                                                                   Davidson &
                                                                                                   Co.,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   ING
                                                                                                   Financial
                                                                                                   Markets LLC,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   U.S. Bancorp
                                                                                                   Investments
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